POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints JOHN W. MORGAN, GILBERT N. MILLER, and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1997, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this power of attorney has been signed by the following persons in the capacities indicated effective as of December 19, 1997.

         Name                Title                     Name                     Title
         ----                -----                     ----                     -----


/s/ W. Charles Armstrong     Director             /s/ Douglas Norby             Director
W. Charles Armstrong                              R. Douglas Norby


/s/ Richard K. Donahue       Director             /s/ Michael J. Paxton         Director
Richard K. Donahue                                Michael J. Paxton


/s/ Adolph J. Ferro          Director             /s/ Roger L. Pringle          Director
Adolph J. Ferro, Ph.D.                            Roger L. Pringle


                             Director             /s/ G. Patrick Schaeffer      Director
Andrew S. Goldstein                               G. Patrick Schaeffer


                             Director
Margaret H. Jordan